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                                                                    Exhibit 23.0
                       CONSENT OF INDEPENDENT ACCOUNTANTS



         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-14443) of Jerry's Famous Deli, Inc. of our report dated March 12, 2001 relating to the consolidated financial statements, which appears in this Form 10-K.




                                              PricewaterhouseCoopers LLP

Los Angeles, California
March 28, 2001